AMENDED AND RESTATED
                               AMENDMENT NO. 4
                                     TO
                        ALLTEL CORPORATION THRIFT PLAN
                          (January~1, 1994 Restatement)


              WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

              WHEREAS, the Company desires to supersede in their entirety the provisions of Amendment No. 4 to ALLTEL Corporation Thrift Plan (January 1, 1994 Restatement) with the provisions of this Amended and Restated Amendment No. 4 to ALLTEL Corporation Thrift Plan (January 1, 1994 Restatement);

              NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth:

              1. Effective with respect to Plan Years beginning on or after January 1, 1996, Section 1.01 of the Plan is amended to provide as follows:

1.01     Additional Employer Matching Contribution

         A discretionary Employer matching contribution made pursuant to
         Section 13.03.

              2. Effective with respect to Plan Years beginning on or after January 1, 1996, the Plan is amended by adding a new Section 1.02-A immediately following Section 1.02 to provide as follows:

1.02-A   Basic Employer Matching Contribution

         A discretionary Employer matching contribution made pursuant to
         Section 13.02.

              3. Effective with respect to Plan Years beginning on or after January 1, 1996, the Plan is amended by adding a new Section 1.10-A immediately following Section 1.10 to provide as follows:

1.10-A   Electing Participant

         Any Participant on whose behalf Salary Deferral Contributions are currently being made to the Plan pursuant to the Participant's election under Section 12.01.
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              4. Effective as of February 15, 1995, Section 1.13 of the Plan
is amended to provide as follows:

1.13     Employer

         ALLTEL Information Services, Inc., and any other member of the Controlled Group adopting the Plan pursuant to Section 3.01 or any corresponding predecessor provision of the Plan.

              5. Effective with respect to Plan Years beginning on or after January 1, 1996, Section 1.14 of the Plan is amended to provide as follows:

1.14     Employer Contribution

         Any Employer contribution made pursuant to Article XIII.

              6. Effective with respect to Plan Years beginning on or after January 1, 1996, the Plan is amended by adding a new Section 1.14-A immediately following Section 1.14 to provide as follows:

1.14-A   Employer Qualified Nonelective Contribution

         An Employer contribution made pursuant to Section 13.01.

              7. Effective with respect to Plan Years beginning on or after January 1, 1996, Section 1.19 of the Plan is amended to provide as follows:

1.19     Matched Salary Deferral Contributions

         With respect to Basic Employer Matching Contributions, an eligible Participant's Salary Deferral Contributions that are not in excess of 6% of his Compensation for the Plan Year. With respect to Additional Employer Matching Contributions, an eligible Participant's Salary Deferral Contributions that are (i) in excess of 3% of his Compensation for the Plan Year and (ii) not in excess of 6% of his Compensation for the Plan Year.

              8. Effective with respect to Plan Years beginning on or after January 1, 1996, the Plan is amended by adding a new Section 1.19-A immediately following Section 1.19 to provide as follows:

1.19-A   Matching Employer

         With respect to Basic Matching Employer Contributions, ALLTEL Information Services, Inc., each subsidiary (direct or indirect) of ALLTEL Information Services, Inc. that is an Employer hereunder (other than a subsidiary that has not elected to make Basic Employer Matching Contributions to the Plan), and each other Employer that has elected
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         to make Basic Employer Matching Contributions to the Plan. With respect to Additional Employer Matching Contributions, each Employer that (i) is a Matching Employer with respect to Basic Employer Matching Contributions and (ii) has elected to make Additional Employer Matching Contributions to the Plan.

              9. Effective with respect to Plan Years beginning on or after January 1, 1996, Section 1.40 of the Plan is amended to provide as follows:

1.40     Unmatched Salary Deferral Contributions

         With respect to Basic Employer Matching Contributions, all Salary Deferral Contributions that are not Matched Salary Contributions with respect to Basic Employer Contributions. With respect to Additional Employer Matching Contributions, all Salary Deferral Contributions that are not Matched Salary Contributions with respect to Additional Employer Contributions.

             10. Effective with respect to Plan Years beginning on or after January 1, 1996, the Plan is amended by adding a new Section 1.42 immediately following Section 1.41 to provide as follows:

1.42     Year of Eligibility Service

         A computation period during which an Employee is credited with at least 1,000 Hours of Service for purposes of determining his eligibility to participate in the Plan with respect to Employer Qualified Nonelective Contributions. For purposes of this
         Section 1.42, a computation period means (i) the 12-consecutive-month period beginning on the first date an Employee completes an Hour of Service, and (ii) each Plan Year beginning after such date. The determination of Years of Eligibility Service for certain Employees may be modified by Section 9.04.

1.43     Year of Participation Service

         A Plan Year beginning on or after January 1, 1996, during which an Employee completes at least 1,000 Hours of Service.

             11. Effective with respect to Plan Years beginning on or after January 1, 1996, paragraph (c) of Section 5.02 of the Plan is amended by adding immediately following the term "Salary Deferral Contributions Sub-Account" the following:

         or any portion of the balance of his Employer Contributions Sub-Account attributable to Employer Qualified Nonelective Contributions

             12. Effective with respect to Plan Years beginning on or after January 1, 1996, Article VII of the Plan is amended to provide as follows:
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                                  ARTICLE VII
                        LIMITATIONS ON CONTRIBUTIONS


7.01     Definitions

         For purposes of this Article VII, the following terms have the following meanings:

         (a) The "actual deferral percentage" with respect to a Participant for a particular Plan Year means the ratio of the Salary Deferral Contributions made on his behalf for the Plan Year to his test compensation for the Plan Year, except that, to the extent permitted by regulations issued under Section 401(k) of the Code, the Company may elect to take into account in computing the numerator of each Participant's actual deferral percentage the Employer Qualified Nonelective Contributions made to the Plan on his behalf for the Plan Year, but only if such Employer Qualified Nonelective Contributions are qualified nonelective contributions; provided, however, that contributions made on a Participant's behalf for a Plan Year shall be included in determining his actual deferral percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the actual deferral percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (b) The "aggregate limit" means the sum of (i) 125 percent of the greater of the average contribution percentage for Participants other than Highly Compensated Employees or the average actual deferral percentage for Participants other than Highly Compensated Employees and (ii) the lesser of 200 percent or two plus the lesser of such average contribution percentage or average actual deferral percentage, or, if it would result in a larger aggregate limit, the sum of (iii) 125 percent of the lesser of the average contribution percentage for Participants other than Highly Compensated Employees or the average actual deferral percentage for Participants other than Highly Compensated Employees and (iv) the lesser of 200 percent or two plus the greater of such average contribution percentage or average actual deferral percentage.

         (c) The "annual addition" with respect to a Participant for a limitation year means the sum of the Salary Deferral Contributions and Employer Contributions allocated to his Separate Account for the limitation year (including any amounts that are distributed pursuant to Section 7.05 and 7.07, the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any
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              other qualified defined contribution plan (whether or not
              terminated) maintained by an Employer or any other member of the Controlled Group, and amounts described in Sections 415(l)(2)and 419A(d)(2) of the Code allocated to his account for the limitation year.

         (d) The "Code Section 402(g) limit" means the dollar limit imposed by Section 402(g)(1) of the Code or established by the Secretary of the Treasury pursuant to Section 402(g)(5) of the Code in effect on January 1 of the calendar year in which a Participant's taxable year begins.

         (e) The "contribution percentage" with respect to a Participant for a particular Plan Year means the ratio of the sum of the Basic Employer Matching Contributions and Additional Employer Matching Contributions made to the Plan on his behalf for the Plan Year to his test compensation for such Plan Year, except that, to the extent permitted by regulations issued under
              Section 401(m) of the Code, the Company may elect to take into account in computing the numerator of each Participant's contribution percentage the Salary Deferral Contributions or Employer Qualified Nonelective Contributions made to the Plan on his behalf for the Plan Year, but only if such Employer Qualified Nonelective Contributions are qualified nonelective contributions; provided, however, that any Salary Deferral Contributions or Employer Qualified Nonelective Contributions that were taken into account in computing the numerator of a Participant's actual deferral percentage may not be taken into account in computing the numerator of his contribution percentage; and provided, further, that contributions made by or on a Participant's behalf for a Plan Year shall be included in determining his contribution percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the contribution percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (f) An "elective contribution" means any employer contribution made to a plan maintained by an Employer or any other member of the Controlled Group on behalf of a Participant in lieu of cash compensation pursuant to his written election to defer under any qualified cash or deferred arrangement as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, or any plan as described in Section 501(c)(18) of the Code, and any contribution made on behalf of the Participant
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

              by an Employer or any other member of the Controlled Group for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement.

         (g) An "excess deferral" with respect to a Participant means that portion of a Participant's Salary Deferral Contributions that, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403(b) of the Code, would exceed the Code Section 402(g) limit and is includable in the Participant's gross income under Section 402(g) of the Code.

         (h) A "family member" of an Employee means the Employee's spouse, his lineal ascendants, his lineal descendants, and the spouses of such lineal ascendants and descendants.

         (i) A "limitation year" means the Plan Year or such other 12-month period designated as such by the Company.

         (j) A "matching contribution" means any employer contribution allocated to a Participant's account under the Plan or any other plan of an Employer or any other member of the Controlled Group solely on account of elective contributions made on his behalf or employee contributions made by him.

         (k) A "qualified nonelective contribution" means any employer contribution made on behalf of a Participant that the Participant could not elect instead to receive in cash, that is a qualified nonelective contribution as defined in Section 401(k) and
              Section 401(m) of the Code and regulations issued thereunder, is nonforfeitable when made, and is distributable only as permitted in regulations issued under Section 401(k) of the Code.

         (l) The "test compensation" of a Participant for a Plan Year means compensation as defined in Section 414(s) of the Code and regulations issued thereunder, limited, however, to (1) $200,000 for Plan Years beginning on or after January 1, 1989 but prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the Code as modified by Section 401(a)(17) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year). If the test compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of
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              which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months. In determining the test compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five-percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the limitation year, the test compensation of the Participant's spouse and of his lineal descendants who have not attained age 19 as of the close of the limitation year shall be included as test compensation of the Participant for the limitation year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's test compensation as determined prior to application of the family aggregation rules.

7.02     Code Section 402(g) Limit

         In no event shall the amount of the Salary Deferral Contributions made on behalf of a Participant for his taxable year, when aggregated with any elective contributions made on behalf of the Participant under any other plan of an Employer or any other member of the Controlled Group for his taxable year, exceed the Code Section 402(g) limit. In the event that the Plan Administrator determines that the reduction percentage elected by a Participant will result in his exceeding the Code Section 402(g) limit, the Plan Administrator may adjust the reduction authorization of such Participant by reducing the percentage of his Salary Deferral Contributions to such smaller percentage that will result in the Code Section 402(g) limit not being exceeded. If the Plan Administrator determines that the Salary Deferral Contributions made on behalf of a Participant would exceed the Code Section 402(g) limit for his taxable year, the Salary Deferral Contributions for such Participant shall be automatically suspended for the remainder, if any, of such taxable year.

7.03     Distribution of Excess Deferrals

         If an Employer notifies the Plan Administrator that the Code
         Section 402(g) limit has been exceeded by a Participant for his taxable year, the excess deferrals plus any income and minus any losses attributable thereto, shall be distributed to the Participant no later than the April 15 immediately following such taxable year. Any Salary Deferral Contributions that are distributed to a Participant in accordance with this Section 7.03 shall not be taken into account in computing the Participant's actual deferral percentage for the Plan Year in which the Salary Deferral Contributions were made, unless the Participant is a Highly Compensated Employee. If an amount of Salary Deferral Contributions is distributed to a Participant in accordance with this Section 7.03, matching contributions that are attributable solely to the
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         distributed Salary Deferral Contributions, plus any income and minus any losses attributable thereto, shall be distributed to the Participant as provided in Section 7.07.

         Notwithstanding any other provision of the Plan to the contrary, If a Participant notifies the Plan Administrator in writing no later than the March 1 following the close of the Participant's taxable year (1) that excess deferrals have been made on his behalf under the Plan and any other plan for such taxable year and (2) the amount of such excess deferrals which are to be allocated to the Plan, the excess deferrals, plus any income and minus any losses attributable thereto, may be distributed to the Participant no later than the April 15 immediately following such taxable year. Any Salary Deferral Contributions that are distributed to a Participant in accordance with this Section 7.03 shall nevertheless be taken into account in computing the Participant's actual deferral percentage for the Plan Year in which the Salary Deferral Contributions were made. If an amount of Salary Deferral Contributions is distributed to a Participant in accordance with this Section 7.03, matching contributions that are attributable solely to the distributed Salary Deferral Contributions, plus any income and minus any losses attributable thereto, shall be distributed to the Participant as provided in Section 7.07.

7.04     Limitation on Salary Deferral Contributions of Highly Compensated
         Employees

         Notwithstanding any other provision of the Plan to the contrary, the Salary Deferral Contributions made with respect to a Plan Year on behalf of Participants who are Highly Compensated Employees may not result in an average actual deferral percentage for such Participants that exceeds the greater of:

         (a) a percentage that is equal to 125 percent of the average actual deferral percentage for all other Participants; or

         (b) a percentage that is not more than 200 percent of the average actual deferral percentage for all other Participants and that is not more than two percentage points higher than the average actual deferral percentage for all other Participants.

         In order to assure that the limitation contained herein is not exceeded with respect to a Plan Year, the Plan Administrator is authorized to suspend completely further Salary Deferral Contributions on behalf of Highly Compensated Employees for any remaining portion of a Plan Year or to adjust the projected actual deferral percentages of Highly Compensated Employees by reducing their percentage elections with respect to Salary Deferral Contributions for any remaining portion of a Plan Year to such smaller percentages that will result in the limitation set forth above not being exceeded.
         In the event of any such suspension or reduction, Highly Compensated Employees affected thereby shall be notified of the reduction or
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         suspension as soon as possible and shall be given an opportunity to make a new Salary Deferral Contribution election to be effective the first day of the next following Plan Year. In the absence of such an election, the election in effect immediately prior to the suspension or adjustment described above shall be reinstated as of the first day of the next following Plan Year.

         For purposes of applying the imitation contained in this Section 7.04, the Salary Deferral Contributions and test compensation of any Participant who is a family member of another Participant who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the Plan Year shall be aggregated with the Salary Deferral Contributions and test compensation of such other Participant, and such family member shall not be considered a Participant for purposes of determining the average actual deferral percentage for all other Participants.

         In determining the actual deferral percentage for any Participant who is a Highly Compensated Employee for the Plan Year, elective contributions made to his accounts under any other plan of an Employer or any other member of the Controlled Group shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Section 401(k) of the Code do not permit such plan to be aggregated with the Plan.

         If one or more plans of an employer or any other member of the Controlled Group are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, then actual deferral percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Section 401(k) of the Code only if they have the same plan year.

         The Plan Administrator shall maintain records sufficient to show that the limitation contained in this Section 7.04 was not exceeded with respect to any Plan Year.

7.05     Distribution of Excess Salary Deferral Contributions

         Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.04 is exceeded in any Plan Year, the Salary Deferral Contributions made with respect to a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on his behalf under
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         Section 7.04, plus any income and minus any losses attributable thereto, shall be distributed to the Highly Compensated Employee prior to the end of the next succeeding Plan Year. If excess amounts are attributable to Participants aggregated under the family aggregation rules described in Section 7.04, the excess shall be allocated among family members in proportion to the Salary Deferral Contributions made with respect to each family member. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

         The maximum amount permitted to be contributed to the Plan on a Highly Compensated Employee's behalf under Section 7.04 shall be determined by reducing Salary Deferral Contributions made behalf of Highly Compensated Employees in order of their actual deferral percentages beginning with the highest of such percentages. The determination of the amount of excess Salary Deferral Contributions shall be made after application of Section 7.03, if applicable.

         If an amount of Salary Deferral Contributions is distributed to a Participant in accordance with this Section 7.05, matching contributions that are attributable solely to the distributed Salary Deferral Contributions, plus any income and minus any losses attributable thereto, shall be distributed to the Participant as provided in Section 7.07.

7.06     Limitation on Matching Contributions of Highly Compensated Employees

         Notwithstanding any other provision of the Plan to the contrary, the Basic Employer Matching Contributions and Additional Employer Matching Contributions made with respect to a Plan Year on behalf of Participants who are Highly Compensated Employees may not result in an average contribution percentage for such Participants that exceeds the greater of:

         (a) a percentage that is equal to 125 percent of the average contribution percentage for all other Participants; or

         (b) a percentage that is not more than 200 percent of the average contribution percentage for all other Participants and that is not more than two percentage points higher than the average contribution percentage for all other Participants.

         For purposes of applying the limitation contained in this
         Section 7.06, the Basic Employer Matching Contributions, Additional Employer Matching Contributions, Salary Deferral Contributions, and Employer Qualified Nonelective Contributions (to the extent that such Salary Deferral Contributions or Employer Qualified Nonelective Contributions are taken into account in computing contribution
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         percentages), and test compensation of any Participant who is a family member of another Participant who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the Plan Year shall be aggregated with the Basic Employer Matching Contributions, Additional Employer Matching Contributions, Salary Deferral Contributions, Employer Qualified Nonelective Contributions, and test compensation of such other Participant, and such family member shall not be considered a Participant for purposes of determining the average contribution percentage for all other Participants.

         In determining the contribution percentage for any Participant who is a Highly Compensated Employee for the Plan Year, matching contributions, employee contributions, elective contributions, and qualified nonelective contributions (to the extent that elective contributions and qualified nonelective contributions are taken into account in computing contribution percentages) made to his accounts under any other plan of an Employer or any other member of the Controlled Group shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under
         Section 401(m) of the Code do not permit such plan to be aggregated with the Plan.

         If one or more plans of an Employer or any other member of the Controlled Group are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, the contribution percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Section 401(m) of the Code only if they have the same plan year.

         The Plan Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the elective contributions and qualified nonelective contributions taken into account in computing contribution percentages for any Plan Year.

7.07     Distribution of Excess Matching ContributionsContributions

         Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.06 is exceeded in any Plan Year, the matching contributions made to the Plan on behalf of a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on behalf of such Highly Compensated Employee under Section 7.06, plus any income and
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         minus any losses attributable thereto, shall be distributed prior to the end of the next succeeding Plan Year as hereinafter provided.
         If excess amounts are attributable to Participants aggregated under the family aggregation rules described in Section 7.05, the excess shall be allocated among family members in proportion to the matching contributions made to the Plan with respect to each family member.
         If such excess amounts are distributed more than 2~1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

         The maximum amount permitted to be contributed to the Plan on behalf of a Highly Compensated Employee under Section 7.06 shall be determined by reducing matching contributions made to the Plan on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages.

         The determination of the amount of excess matching contributions shall be made after application of Section 7.03, if applicable, and after application of Section 7.05, if applicable.

7.08     Multiple Use Limitation

         Notwithstanding any other provision of the Plan to the contrary, the following multiple use limitation as required under Section 401(m) of the Code shall apply: the sum of the average actual deferral percentage for Eligible Employees who are Highly Compensated
         Employees and the average contribution percentage for Participants who are Highly Compensated Employees may not exceed the aggregate limit. In the event that, after satisfaction of Section 7.05 and
         Section 7.07, it is determined that contributions under the Plan fail to satisfy the multiple use imitation contained herein, the multiple use limitation shall be satisfied by further reducing the contribution percentages of Participants who are Highly Compensated Employees (beginning with the highest such percentage) to the extent necessary to eliminate the excess, with such further reductions to be treated as excess matching contributions and disposed of as provided in
         Section 7.07.

7.09     Determination of Income or Loss

         The income or loss attributable to excess amounts that are distributed pursuant to Section 7.05 or 7.07 shall be determined for the Plan
         Year to which such amounts relate under the method otherwise used for allocating income or loss to Participants' Separate Accounts. The income attributable to excess amounts that are distributed pursuant to Section 7.10 shall be determined for the Plan Year to which such amounts relate and the period from the end of such Plan Year to the date of distribution under the method otherwise used for allocating income to Participants' Separate Accounts.
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7.10     Code Section 415 Limitations on Crediting of Contributions and
         Forfeitures

         Notwithstanding any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the lesser of (i) the greater of $30,000 or 25 percent of the defined benefit dollar limitation set forth in
         Section 415(b)(1) of the Code in effect for the limitation year or
         (ii) 25 percent of the Participant's compensation, as defined in
         Section 415(c)(3) of the Code and regulations issued thereunder. If the annual addition to the Separate Account of a Participant in any limitation year would otherwise exceed the amount that may be applied for his benefit under the limitation contained in this Section 7.10, the limitation shall be satisfied by reducing contributions made on behalf of the Participant to the extent necessary in the following order:

         (a) Salary Deferral Contributions made on the Participant's behalf for the limitation year that have not been matched, if any, shall be reduced.

         (b) Salary Deferral Contributions made on the Participant's behalf for the limitation year that have been matched, if any, and the matching contributions attributable thereto shall be reduced pro rata.

         (c) Employer Qualified Nonelective Contributions made on the Participant's behalf for the limitation year shall be reduced.

         The amount of any such reduction of Salary Deferral Contributions (plus any income attributable thereto) shall be returned to the Participant. The amount of any such reduction of Employer Contributions shall be deemed a forfeiture for the limitation year and held unallocated in a suspense account. The suspense account shall be allocated in the same manner as Employer Contributions in the next limitation year, and each succeeding limitation year if necessary. If a suspense account is in existence at any time during a limitation year, all amounts in the suspense account must be allocated to Participants' Separate Accounts (subject to the limitations contained herein) before any further Salary Deferral Contributions or Employer Contributions may be made to the Plan on behalf of Participants. If a suspense account is in existence at any time during a limitation year, it shall not share in any increase or decrease in the net worth of the Trust Fund. For purposes of this
         Section 7.10, excesses shall result only from the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation, a reasonable error in determining the amount of elective deferrals that may be made with respect to any Participant under the limits of Section 415 of the Code, or other limited facts and circumstances that justify the availability of the provisions set forth above.
                                       13

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7.11     Coverage Under Other Qualified Defined Contribution Plan

         If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or any other member of the Controlled Group, and if the annual addition for the limitation year would otherwise exceed the amount that may be applied for the Participant's benefit under the limitation contained in Section 7.10, the excess shall be eliminated by reducing Salary Deferral Contributions and Employer Contributions under the Plan to the extent necessary, as provided in Section 7.10. If the limitation in Section 7.10 would still be exceeded after applying the provisions of Section 7.10, the excess shall be reduced in the manner specified in such other plan. In the event that a Participant is covered by a qualified defined benefit plan, the procedure specified in Section 7.12 shall be implemented prior to effecting any reduction in the benefit of the Participant under the defined contribution plans.

7.12     Coverage Under Qualified Defined Benefit Plan

         If a Participant in the Plan is also covered by a qualified defined benefit plan (whether or not terminated) maintained by an Employer or any other member of the Controlled Group, in no event shall the sum of the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) exceed 1.0 in any limitation year. If, before October 3, 1973, the Participant was an active participant in a qualified defined benefit plan maintained by an Employer or any other member of the Controlled Group and otherwise satisfies the requirements of Section 2004(d)(2) of ERISA, then for purposes of applying this Section 7.12, the defined benefit plan fraction shall not exceed 1.0. In the event the special limitation contained in this Section 7.12 is exceeded, the benefits otherwise payable to the Participant under any such qualified defined benefit plan shall be reduced to the extent necessary to meet such limitation.

         If a Participant was a participant in one or more defined contribution plans maintained by the employer which were in existence on
         July 1, 1982, the numerator of the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) will be adjusted if the sum of this fraction and the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) would otherwise exceed 1.0 under the terms of the Plan. Under this adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over
         1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code). The adjustment is calculated using the fractions as they would be computed as of the later of the end of the last limitation year beginning before January 1, 1983, or September 30, 1983. This adjustment also will be made if at the end of the last limitation year beginning before January 1, 1984, the sum of the fractions
                                       14

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         exceeds 1.0 because of accruals or additions that were made before the limitations of this Article VII became effective as to any plans of the employer in existence on July 1, 1982.

7.13     Scope of Limitations

         The limitations contained in Sections 7.10, 7.11, and 7.12 shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in
         Section 415(k) of the Code.

7.14     Separate Testing

         The Plan Administrator may elect for any Plan Year to apply
         Section 410(b) of the Code separately to that portion of the Plan that benefits Participants who have not both attained age 21 and been credited with a year of service with the Controlled Group, in accordance with the provisions of Sections 1.410(b)-6(b)(3) and 1.410(b)-7(b)(3) of the Treasury Regulations. In which case, the requirements of Sections 401(a)(4), 401(k)(3), 401(m)(2), and 401(m)(9) of the Code shall be applied separately with respect to such portion of the Plan.

             13. Effective with respect to Plan Years beginning on or after January 1, 1996, Article IX of the Plan is amended to provide as follows:

                                  ARTICLE IX
                                   SERVICE


9.01     Crediting of Hours of Service

         (a)  An Employee shall be credited with an Hour of Service for:

              (1) Each hour for which the Employee is directly or indirectly compensated or entitled to compensation by the Employer or any other member of the Controlled Group for the performance of duties during the applicable Computation Period;

              (2) Subject to the provisions of Section 9.02, each hour for which the Employee is directly or indirectly compensated or entitled to compensation by the Employer or any other member of the Controlled Group (irrespective of whether the employment relationship has terminated) for reasons other than the performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable Computation Period; and

              (3) Each hour for which back pay is awarded or agreed to by the Employer or any other member of the Controlled Group without
                                       15

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                   regard to mitigation of damages (provided that the same
                   Hours of Service shall not be credited under both this paragraph (3) and paragraph (1) or (2) above).

         (b) If an Employee has been granted an Authorized Leave of Absence, he shall be credited with Hours of Service as if he had been compensated by the Employer for what would have been his regularly scheduled hours of work during the period of such Authorized Leave of Absence. An Employee for whom records of his actual numbers of Hours of Service are not normally maintained shall be credited with 10 Hours of Service for each day of his Authorized Leave of Absence.

         (c) Notwithstanding the provisions of subsection (a) above, an Employee for whom records of his actual number of Hours of Service are not normally maintained shall be credited with 10 Hours of Service for each day he would be required to be credited with at least one Hour of Service.

9.02     Limitations on Crediting of Hours of Service

         In the application of the provisions of paragraph (2) of subsection (a) of Section 9.01, the following shall apply:

         (a) No more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year);

         (b) An hour for which an Employee is directly or indirectly paid or entitled to payment, on account of a period during which no duties are performed, is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws; and

         (c) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

         (d) A payment shall be deemed to be made by or due from the Employer or any other member of the Controlled Group regardless of whether such payment is made by or due from the Employer or any other member of the Controlled Group directly or indirectly through, among others, a trust fund, or insurer, to which the Employer or other member of the Controlled Group contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular
                                       16

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              Employees or are on behalf of a group of Employees in the
              aggregate.

9.03     Department of Labor Rules

         The provisions of Department of Labor Regulations
         Sections 2530.200b-2(b) and (c) are incorporated herein by reference.

9.04     Years of Eligibility Service

         The following provisions shall apply in determining the Years of Eligibility Service for the Employees specified in such provisions:

         (a) In determining Years of Eligibility Service, an Employee, other than an Employee described in the succeeding subsections of this
              Section 9.04, shall receive credit for "Eligibility Years of Service" credited to the Employee pursuant to the terms of the ALLTEL Corporation Pension Plan (if any) in respect of any period not otherwise taken into account under the Plan for purposes of determining Years of Eligibility Service; provided, however, that there shall be no duplication of Years of Eligibility Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

         (b) In determining Years of Eligibility Service for an Employee who was an employee of CP National Corporation or its subsidiaries prior to January 1, 1990, for a computation period that includes January 1, 1990, the Employee shall receive credit, for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of the close of business on December 31, 1989 under the provisions of the Retirement Plan for Employees of CP National Corporation (the "CPN Plan"), determined by crediting the Employee with 190 Hours of Service for each 1/12th of a fractional year of service. Notwithstanding any other provision of this Section 9.04, an Employee described in the preceding sentence shall not be credited with less Years of Eligibility Service for service in the Employee's initial computation period than under the method for determining eligibility service under the CPN Plan.

         (c) In determining Years of Eligibility Service for an Employee who was an employee of HWC Distribution Corp. or one of its subsidiaries ("HWC") immediately prior to the date as of which HWC became a member of the Controlled Group, the Employee's period or periods of employment with HWC prior to the date as of which HWC became a member of the Controlled Group that would have been taken into account under the Plan if such period or periods of employment were service with a member of the
                                       17

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

              Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         (d) Each person who became an Employee of Systematics Information Services, Inc. or its subsidiaries (or Systematics, Inc. or its subsidiaries) pursuant to a Facilities Management Agreement prior to January 1, 1995, became an Employee of Systematics Information Services, Inc. or its subsidiaries pursuant to a Facilities Management Agreement on or after January 1, 1995, but prior to February 15, 1995, or becomes an Employee of ALLTEL Information Services, Inc. or its subsidiaries pursuant to a Facilities Management Agreement on or after February 15, 1995, shall be credited with Years of Eligibility Service for service with a prior employer to the extent, if any, provided in the Facilities Management Agreement.

         (e) In determining the Years of Eligibility Service for an Employee who was an employee of GTE Directories Service Corporation or one of its subsidiaries ("GTE Directories") immediately prior to October 15, 1993 and became an Employee on October 15, 1993 in connection with the Purchase and Sale Agreement dated
              May 18, 1993 between GTE Directories Service Corporation and ALLTEL Publishing Corporation, the Employee's period or periods of employment with GTE Directories and its affiliated corporations prior to October 15, 1993 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service.
              Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         (f) In determining Years of Eligibility Service for an Employee who was an employee of Dime Savings Bank, F.S.B. ("Dime") immediately prior to October 28, 1995, and became an Employee on October 28, 1995, the Employee's period or periods of employment with Dime prior to October 28, 1995, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service.
              Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         (g) In determining Years of Eligibility Service for an Employee who was an employee of Glendale Federal Bank, F.S.B. ("Glendale") immediately prior to December 1, 1995, and became an Employee on
                                       18

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

              December 1, 1995, the Employee's period or periods of employment with Glendale prior to December 1, 1995, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service.
              Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

             14. Effective for periods beginning on or after September 1, 1996,
Article X of the Plan is amended to provide as follows:

                                   ARTICLE X
                        ELIGIBILITY AND PARTICIPATION


10.01    Eligibility and Participation

         An Eligible Employee shall become a Participant as follows:

         (a) For all purposes of the Plan other than with respect to Employer Qualified Nonelective Contributions, each Eligible Employee shall become a Participant on the date on which he becomes an Eligible Employee. Each Eligible Employee who becomes a Participant pursuant to this subsection (a) may elect to become an Electing Participant in accordance with Section 12.01.

         (b) For all purposes of the Plan with respect to Employer Qualified Nonelective Contributions, each Eligible Employee shall become a Participant on the date following his completion of one Year of Eligibility Service, provided that his employment has not terminated and he remains an Eligible Employee on such date.

10.2     Termination and Rehiring

              If an Eligible Employee whose service terminated and who is subsequently rehired by an Employer had met the requirements of both subsection (a) and subsection (b) of Section 10.01 when his service terminated, the Eligible Employee shall become eligible to participate in the Plan for all purposes of the Plan on his Reemployment Commencement Date.

              If an Eligible Employee whose service terminated and who is subsequently rehired by an Employer had met the requirements of subsection (a) but not subsection (b) of Section 10.01 when his service terminated, the Eligible Employee shall become eligible to participate in the Plan (i) for all purposes of the Plan other than with respect to Employer Qualified Nonelective Contributions, on his Reemployment Commencement Date and (ii) for all purposes of the Plan with respect to Employer Qualified
                                       19

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

              Nonelective Contributions, on the date following his completion of one Year of Eligibility Service, provided that his employment has not terminated and he remains an Eligible Employee on such date.

10.03    Duration of Participation

         Once an Eligible Employee becomes a Participant, he shall remain a Participant (1) while he is an Employee, for so long as a portion of the Trust is credited to his Separate Account whether or not he continues to be an Eligible Employee, or (2) while he is not an Employee, for so long as a portion of the Trust is credited to his Separate Account or, if earlier, until his death. If a Participant ceases to be an Eligible Employee, no further Salary Deferral Contributions may be made on his behalf and no further Employer Contributions shall be allocated to his Separate Account, except as provided in clause (2) or (3) of the first paragraph of Section 13.07. A Participant who is on an Authorized Leave of Absence shall continue as a Participant but no Salary Deferral Contributions or Employer Contributions shall be made to his Separate Account for any Plan Year during which he does not receive Compensation from an Employer.

             15. Effective with respect to Plan Years beginning on or after January 1, 1996, the Plan is amended by deleting the term "Active Participant" therefrom and substituting the term "Electing Participant" therefor, by deleting the term "Active Participants" therefrom and substituting the term "Electing Participants" therefor, and by deleting the term "Active Participant's" therefrom and substituting the term "Electing Participant's" therefor, in each place such terms appear.

             16. Effective for periods on or after September 1, 1996,
Section 12.08 of the Plan is amended by deleting the second paragraph therefrom.

             17. Effective with respect to Plan Years beginning on or after January 1, 1996, Article XIII of the Plan is amended to provide as follows:

                                 ARTICLE XIII
                   EMPLOYER CONTRIBUTIONS AND ALLOCATIONS


13.01    Employer Qualified Nonelective Contributions

         For each Plan Year, each Employer shall make an Employer Qualified Nonelective Contribution under the Plan in an amount equal to one percent of the Compensation of persons eligible to share in the allocation of Employer Qualified Nonelective Contributions in accordance with Section 13.07.
                                       20

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

13.02    Basic Employer Matching Contributions

         For each Plan Year, a Matching Employer may, in its sole discretion, make a Basic Matching Contribution or more than one Basic Employer Matching Contribution under the Plan in an amount or amounts, if any, that the Company, in its sole discretion, shall determine.

13.03    Additional Employer Matching Contributions

         For each Plan Year, a Matching Employer may, in its sole discretion, make an Additional Matching Contribution or more than one Additional Employer Matching Contribution under the Plan in an amount or amounts, if any, that the Company, in its sole discretion, shall determine.

13.04    Allocation of Employer Qualified Nonelective Contributions

         As of the last Valuation Date of each Plan Year, after making the credits or debits to Participants' Separate Accounts required by
         Section 11.07, an amount equal to the Employer Qualified Nonelective Contribution for the Plan Year shall be allocated and credited to the Employer Contribution Account of each Participant in the Plan who is eligible (in accordance with Section 13.07) to share in the allocation of the Employer Qualified Nonelective Contribution for the Plan Year in an amount equal to one percent of his Compensation for the Plan Year.

13.05    Allocation of Basic Employer Matching Contributions

         As of the last Valuation Date of each Plan Year, after making the credits or debits to Participants' Separate Accounts required by
         Section 11.07, an amount equal to the Basic Employer Matching Contribution(s) for the Plan Year shall be allocated and credited to the Employer Contribution Accounts of those Participants in the Plan who are eligible (in accordance with Section 13.07) to share in the allocation of the Basic Employer Matching Contribution(s) for the Plan Year and who during such Plan Year were Eligible Employees of a Matching Employer that made a Basic Matching Contribution to the Plan for such Plan Year. The allocation of the Basic Employer Matching Contribution(s) for a Plan Year shall be in the proportion which the Matched Salary Deferral Contributions for the Plan Year made on behalf of a Participant eligible (in accordance with Section 13.07) to share in the allocation of the Basic Employer Matching Contribution(s) for the Plan Year bear to the aggregate Matched Salary Deferral Contributions made during the Plan Year for all Participants who are eligible (in accordance with Section 13.07) to share in the allocation of the Basic Employer Matching Contribution(s) for the Plan Year.
                                       21

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

13.06    Allocation of Additional Employer Matching Contributions

         As of the last Valuation Date of each Plan Year, after making the credits or debits to Participants' Separate Accounts required by
         Section 11.07, an amount equal to the Additional Employer Matching Contribution(s) for the Plan Year shall be allocated and credited to the Employer Contribution Accounts of those Participants in the Plan who are eligible (in accordance with Section 13.07) to share in the allocation of the Additional Employer Matching Contribution(s) for the Plan Year and who during such Plan Year were Eligible Employees of a Matching Employer that made an Additional Matching Contribution to the Plan for such Plan Year. The allocation of the Additional Employer Matching Contribution(s) for a Plan Year shall be in the proportion which the Matched Salary Deferral Contributions for the Plan Year that are in excess of three percent of his Compensation for the Plan Year but not in excess of six percent of his Compensation for the Plan Year made on behalf of a Participant eligible (in accordance with Section 13.07) to share in the allocation of the Additional Employer Matching Contribution(s) for the Plan Year bear to the aggregate Matched Salary Deferral Contributions that are in excess of three percent of a Participant's Compensation for the Plan Year but not in excess of six percent of a Participant's Compensation for the Plan Year made during the Plan Year for all Participants who are eligible (in accordance with Section 13.07) to share in the allocation of the Additional Employer Matching Contribution(s) for the Plan Year.

13.07    Eligibility to Share in Allocation of Employer Contributions

         A person shall be eligible to share in the allocation of Employer Contributions, if any, for a Plan Year only if he:

         (1) is in the active service of the Employer as an Eligible Employee on the last Valuation Date of the Plan Year (i.e., whose service has not terminated prior to the last business day of the Plan
              Year),

         (2) is not in active service because of termination of service during the Plan Year after attaining age 65, because of Total and Permanent Disability, or death, or, for Plan Years beginning on or after January 1, 1996, because of termination of service after meeting the age and service requirements for early retirement under the ALLTEL Corporation Pension Plan or the ALLTEL Corporation Profit-Sharing Plan (if he had been a participant thereunder), or

         (3) became ineligible by reason of transfer of employment to a Controlled Group Member that is not an Employer and who would be an Eligible Employee after such transfer of employment but for the fact that his employer is not an Employer (provided that he remains an Eligible Employee but for the fact that his employer is not an Employer or would otherwise be eligible for an
                                       22

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

         allocation of any Employer Contribution as a former Eligible Employee by reason of termination of service on or after the age of 65 years, Total and Permanent Disability, death, or, for Plan Years beginning on or after January 1, 1996, meeting the age and service requirements for early retirement under the ALLTEL Corporation Pension Plan or the ALLTEL Corporation Profit-Sharing Plan (if he had been a participant thereunder), and, with respect only to Employer Qualified Nonelective
         Contributions, he has met the one Year of Eligibility Service requirement and he has a Year of Participation Service for the Plan Year, and with respect only to Basic Employer Matching Contributions and Additional Employer Matching Contributions, he is an Electing Participant in the Plan at any time during the Plan Year.

         A Participant described in clause (3) above shall be ineligible to share in further allocations of Employer Contributions after the Plan Year in which his transfer of employment occurs unless he again becomes an Eligible Employee and, with respect to Basic Employer Matching Contributions or Additional Employer Matching Contributions, he again becomes an Electing Participant.

         For a Plan Year in which a Participant's employment transfers to or from a Matching Employer who made a Basic Employer Matching Contribution or an Additional Employer Matching Contribution on behalf of its eligible participants for the Plan Year, the Participant's Salary Deferral Contributions for such Plan Year shall be deemed to be Matched Salary Deferral Contributions or Unmatched Salary Deferral Contributions as if his employment had been with such Matching Employer for the entire Plan Year.

         A Participant who is on an Authorized Leave of Absence on the last Valuation Date of a Plan Year or a Participant who is employed by a member of the Controlled Group who is not an Employer on the last Valuation Date of the Plan Year in which his employment transferred to such other member of the Controlled Group shall be deemed to be actively employed by an Employer on the last Valuation Date of such Plan Year for purposes of this Section 13.07.

13.08    Timing of Employer Contributions

         The Employer Contributions which are to be made for a Plan Year shall be paid to the Trust from time to time as deemed advisable by the Employer but in no event later than the earlier of (i) the time prescribed by law for filing the Employer's Federal income tax return for its applicable taxable year, including extensions thereof, or
         (ii) such time as is required by regulations under Section 401(k) and/or Section 401(m) of the Code, as applicable. In no event shall the total amount of Employer Contributions under this Article XIII exceed the maximum amount deductible in such year, under the provisions of the Code and applicable Treasury Regulations thereunder.
                                       23

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13.09    Suspense Account Reduction

         Employer Contributions shall be reduced, if necessary, by any amount held in a suspense account pursuant to Section 7.10.

13.10    Limitations on Employer Contributions

         Employer Contributions are subject to all applicable limitations contained in Article VII.

             18. Effective with respect to Plan Years beginning on or after January 1, 1996, Section 15.04 is amended by deleting the reference to "Section 13.03" therefrom and substituting a reference to "Section 13.07" therefor.


             IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 17th day of November, 1996.


                              ALLTEL CORPORATION


                              By:  /s/  John L. Comparin
                                 Title: V.P. Human Resources & Administration
                                      114

                                AMENDMENT NO. 5
                                      TO
                         ALLTEL CORPORATION THRIFT PLAN
                          (January 1, 1994 Restatement)


             WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994, and subsequently further amended (the "Plan"); and

             WHEREAS, the Company desires further to amend the Plan;

             NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth:

              1. Effective with respect to compensation paid on or after January 1, 1997, clause (a) of Section 1.08 is amended to provide as follows:

         (a) the amounts actually paid to an Eligible Employee by the Employer for services rendered as reported on the Eligible Employee's federal income tax withholding statement (Form W-2) or its subsequent equivalent for the applicable calendar year; exclusive however, of any such amounts that would not be subject to tax (for the purposes of the Federal Insurance Contributions
              Act) under Section 3101(a) of the Internal Revenue Code without the dollar limitation of Section 3121(a)(1) of said Code and exclusive of relocation pay, any non-cash compensation, and allowances for cost-of-living (other than allowances for international cost-of-living); and

              2. Effective as of May 17, 1996, Section 9.04 is amended by adding a new subsection (h) immediately following subsection (g) thereof to provide as follows:

         (h) In determining Years of Eligibility Service for an Employee who was an employee of Citizens Savings Bank ("Citizens Savings") immediately prior to May 17, 1996, and became an Employee on May 17, 1996, the Employee's period or periods of employment with Citizens Savings prior to May 17, 1996, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.
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

              3. Effective as of the close of business on December 31, 1996, or such later date as determined by the Plan Administrator, the Plan is amended by adding immediately following Article XXV thereof, the following new
Article XXVI:

                                 ARTICLE XXVI
               TRANSFER OF BENEFITS TO THE PLAN WITH RESPECT TO
                         CERTAIN FORMER EMPLOYEES OF
                            CITIZENS SAVINGS BANK


26.01    Definitions

         For purposes of this Article XXVI, the following definitions shall apply:

         (a)  "Citizens" shall mean Citizens Savings Bank.

         (b) The "Effective Date" shall mean December 31, 1996, or such later date as determined by the Plan Administrator.

         (c) The "Resource Management Agreement" shall mean the Resource Management Agreement between Citizens Savings Bank and ALLTEL Financial Information Services Inc., dated May 17, 1996.

         (d) The "Transfer Accounts" shall mean the accounts transferred to the Plan from the Transfer Plan.

         (e) A "Transfer Employee" shall mean an employee whose employment transferred from Citizens Savings Bank to ALLTEL Financial Information Services, Inc. pursuant to the Resource Management Agreement.

         (f) The "Transfer Plan" shall mean the Citizens Employees' Retirement Savings Plan.

26.02    Transfer of Accounts

         The Company shall direct the Trustee to accept the Transfer Accounts from the trustee(s) of the Transfer Plan, to be held, administered, and disposed of by the Trustee, under the terms, conditions, and provisions of the Plan. Except as otherwise expressly provided in this Article XXVI, the general provisions of the Plan shall govern with respect to the Transfer Accounts, to the extent not inconsistent with any provision of the Transfer Plan that may not be eliminated under Section 411(d)(6) of the Code.
                                        2

26.03    Establishment of Accounts

         As of the Effective Date, Separate Accounts shall be established
         (to the extent not previously established) in accordance with the provisions of Section 11.08 in the name of each Transfer Employee. In addition to any credits or debits to the Separate Account of the Transfer Employees made in accordance with the Plan's general provisions, as of the date the Transfer Accounts are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such Transfer Employee's prior separate account or sub-account of the corresponding type under the Transfer Plan as certified to the Plan Administrator by the plan administrator of the Transfer Plan.

26.04    Elections, Waivers, and Beneficiary Designations

         Provided that an election, waiver, or beneficiary designation has not become irrevocable (by reason of death or otherwise), the provisions of the Plan with respect to elections, waivers, and beneficiary designations shall apply to the Transfer Accounts.

26.05    Outstanding Loans

         Notwithstanding any other provision of the Plan to the contrary, any outstanding loan of a Transfer Employee under the Transfer Plan shall be repaid under the Plan by payroll deduction, in accordance with the loan rules and procedures for the Plan, and otherwise continue to be administered in accordance with its terms and the applicable provisions of the Transfer Plan in effect at the time the loan was granted.

26.06    Vested Interest of Transfer Employees

         Each Transfer Employee shall be 100% vested in the entire balance of his separate account transferred to the Plan from the Transfer Plan.

26.07    Transfer Plan ADP and ACP Test Provisions

         Upon written notification from the plan administrator of the Transfer Plan specifying amounts to be distributed from the Plan from accounts of highly compensated participants in respect of the average deferral percentage and average contribution percentage tests for the plan years of the Transfer Plan ending December 31, 1995, and
         December 31, 1996, respectively, the Plan Administrator shall, as soon as reasonably practicable thereafter, and in no event later than December 31, 1996, and December 31, 1997, respectively, distribute such amounts to such Participants in the manner required in respect of such tests.
                                        3

26.08    Overriding Provisions

         The provisions of this Article XXVI shall apply notwithstanding any other provisions of the Plan, except Section 3.07, and shall override any conflicting Plan provisions.


             IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 26th day of October, 1996.


                              ALLTEL CORPORATION



                              By:  /s/ John L. Comparin
                                 Title:  V.P. Human Resources & Administration
                                      118